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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: August 5, 1998

                                   FINA, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                   1-4014              13-1820692
           (State or other          (Commission File       (I.R.S. Employer
           Jurisdiction of               Number)            Identification
           Incorporation)                                      Number)


                                 P. O. Box 2159
                              Dallas, Texas 75221
               (Address of principal executive offices, Zip Code)

              Registrant's telephone number, including area code:
                                 (214) 750-2400
                                 --------------

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Item 5.       OTHER EVENTS

On August 5, 1998, the Registrant issued a press release announcing that the Registrant's shareholders approved the merger agreement providing for the merger of the Registrant with and into an indirect, wholly-owned subsidiary of PetroFina, as a result of which the Registrant became a wholly-owned subsidiary of PetroFina. A copy of the press release is attached hereto as Exhibit 99(A) and is incorporated herein by reference.



FINA, Inc.
(Registrant)

/s/ CULLEN M.GODFREY
--------------------------------------------
Cullen M. Godfrey, Senior Vice President,
Secretary and General Counsel

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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER        DESCRIPTION
----------    -----------
  99(A)       Press Release
